UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3379

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Name and Address of Agent For Service)

Registrant’s telephone number, including area code: (415) 398-8000

Date of fiscal year end:                                             January 31, 2012

Date of reporting period:                                          January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders of Permanent Portfolio Family of Funds, Inc. (“Registrant”) for the fiscal year ended January 31, 2012 is attached hereto.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer (“Code of Ethics for Executive Officers”).

(b)	No response required.

(c)	The Registrant has not made amendments to its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2012.

(d)	The Registrant has not granted any waivers from any provisions of its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2012.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics for Executive Officers, dated July 23, 2009, is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics for Executive Officers is available, without charge and upon request, by writing or calling the Fund’s Shareholder Service Office at (800) 531-5142.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (“Board”) has determined that no member of its Audit Committee qualifies as an “audit committee financial expert” (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to add a director to the Board who qualifies as an ACFE, given that the financial statements and accounting principles that apply to registered investment companies such as the Registrant are generally simpler and more straightforward compared to operating companies, and the financial literacy of the current Audit Committee members is adequate to discharge their duties as members of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $102,000 and $97,000 for the fiscal years ended January 31, 2012 and January 31, 2011, respectively.

(b)	Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2012 and January 31, 2011, respectively, for assurance and related services provided by the Registrant’s principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice and tax planning were $12,800 and $12,000 for the fiscal years ended January 31, 2012 and January 31, 2011, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Registrant’s tax returns.

(d)	All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2012 and January 31, 2011, respectively, for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Pursuant to Section 3(c) of the Registrant’s Audit Committee Charter, dated May 1, 2003, as amended September 4, 2008, the pre-approval policies and procedures of the Registrant’s Audit Committee, in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X, are as follows:

“The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services for an affiliate of the Fund where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee, shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.”

(e)(2)	None of the services included in each of paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant because there were no hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)	The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by the Registrant’s principal accountant to the Registrant were $12,800 and $12,000 for the fiscal years ended January 31, 2012 and January 31, 2011, respectively. There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable to the Registrant as the Registrant’s principal accountant did not render any non-audit services to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board of Directors for the fiscal year ended January 31, 2012.

Item 11. Controls and Procedures.

(a)	Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 99.Code Eth.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 6, 2012

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: April 6, 2012

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Permanent Portfolio Family of Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Permanent Portfolio Family of Funds, Inc. (“Fund,” comprising, respectively, the Permanent Portfolio, the Short-Term Treasury Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio), including the schedules of investments, as of January 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned by correspondence with the custodian and brokers and a physical observation of the Permanent Portfolio’s gold and silver inventory count as of January 31, 2012. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Permanent Portfolio Family of Funds, Inc. as of January 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

March 29, 2012

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF ASSETS AND LIABILITIES January 31, 2012

ASSETS AND LIABILITIES	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 6):
Investments other than securities:
Gold assets (identified cost $2,130,956,583; $—; $— and $—, respectively)	$3,324,922,249	$—	$—	$—
Silver assets (identified cost $428,763,416; $—; $— and $—, respectively)	776,974,200	—	—	—
Swiss franc deposits (identified cost $882,085,603; $—; $— and $—, respectively)	857,983,584	—	—	—

	4,959,880,033	—	—	—
Swiss franc bonds	674,533,919	—	—	—
Stocks of United States and foreign real estate and natural resource companies	2,622,887,000	—	—	—
Aggressive growth stock investments	2,768,916,000	—	—	23,472,870
Corporate bonds	1,047,932,428	—	12,345,821	—
United States Treasury securities	4,584,155,190	33,036,998	449,996	—

Total investments (identified cost $14,283,001,147; $33,041,951; $12,770,762 and $15,162,957, respectively)	16,658,304,570	33,036,998	12,795,817	23,472,870

Cash	1,018,802	—	42,945	—
Accounts receivable for investments sold	13,305,362	—	—	—
Accounts receivable for shares of the portfolio sold	96,864,601	—	48,841	3,572
Accrued interest, dividends and foreign taxes receivable	62,344,301	145,052	176,435	22,185

Total assets	16,831,837,636	33,182,050	13,064,038	23,498,627

LIABILITIES
Bank overdraft	—	37,226	—	280,447
Accounts payable for investments purchased	22,309,610	—	524,019	—
Accounts payable for shares of the portfolio redeemed	15,389,166	147,523	8,690	—
Accrued investment advisory fee	9,481,717	18,981	8,508	22,857
Accrued directors’ fees and expenses	22,392	51	19	38

Total liabilities	47,202,885	203,781	541,236	303,342

Net assets applicable to outstanding shares	$16,784,634,751	$32,978,269	$12,522,802	$23,195,285

NET ASSETS
Capital stock — par value $.001 per share:
Authorized — 400,000,000; 25,000,000; 25,000,000 and 25,000,000 shares, respectively
Outstanding — 344,739,226; 496,606; 211,715 and 519,153 shares, respectively	$344,739	$497	$212	$519

Paid-in capital	14,391,992,325	32,982,980	12,527,680	14,513,769

	14,392,337,064	32,983,477	12,527,892	14,514,288
Undistributed net investment income (loss) (Note 1)	(39,758)	—	22,606	15,833
Accumulated net realized gain (loss) on investments	16,937,027	(255)	(52,751)	355,251
Net unrealized appreciation (depreciation) of investments (Notes 1 & 6)	2,375,303,423	(4,953)	25,055	8,309,913
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	96,995	—	—	—

Net assets applicable to outstanding shares	$16,784,634,751	$32,978,269	$12,522,802	$23,195,285

Net asset value per share	$ 48.69	$ 66.41	$ 59.15	$ 44.68

2	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF OPERATIONS Year Ended January 31, 2012

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Investment income (Note 1):
Interest	$86,088,903	$31,688	$129,183	$15
Dividends	84,128,886	—	—	406,383
Other income	46,435	—	—	—

	170,264,224	31,688	129,183	406,398
Expenses (Note 3):
Investment advisory fee	107,252,626	382,193	144,356	281,915
Directors’ fees and expenses	457,191	974	364	749
Excise tax	13,258	—	—	196
Legal expense	130,869	300	113	221

Total expenses	107,853,944	383,467	144,833	283,081
Less waiver of investment advisory fee	(7,647,860)	(160,924)	(45,586)	—

Net expenses	100,206,084	222,543	99,247	283,081

Net investment income (loss) before foreign income taxes deducted at source	70,058,140	(190,855)	29,936	123,317
Less foreign income taxes deducted at source, net of refundable taxes	(420,792)	—	—	—

Net investment income (loss)	69,637,348	(190,855)	29,936	123,317

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 1, 4 & 6):
Net realized gain on:
Investments in securities	51,559,430	118	9,712	1,565,262
Investments other than securities	14,161,390	—	—	—
Foreign currency transactions	92,832,337	—	—	—

	158,553,157	118	9,712	1,565,262
Change in unrealized appreciation (depreciation) of:
Investments	800,886,739	(2,184)	(1,846)	(2,389,416)
Translation of assets and liabilities in foreign currencies	(2,731,097)	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	956,708,799	(2,066)	7,866	(824,154)

Net increase (decrease) in net assets resulting from operations	$1,026,346,147	$(192,921)	$37,802	$(700,837)

See accompanying notes.	3

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio
	Year Ended January 31, 2012	Year Ended January 31, 2011

Operations:
Net investment income (loss)	$69,637,348	$60,436,282
Net realized gain (loss) on investments in securities	51,559,430	17,385,362
Net realized gain on investments other than securities	14,161,390	—
Net realized gain on foreign currency transactions	92,832,337	3,284,211
Change in unrealized appreciation (depreciation) of investments	800,886,739	1,272,853,928
Change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,731,097)	2,644,743

Net increase (decrease) in net assets resulting from operations	1,026,346,147	1,356,604,526

Equalization on shares issued and redeemed:	36,248,399	50,847,520

Distributions to shareholders from (Note 2):
Net investment income	(138,432,335)	(61,313,967)
Net realized gain on investments	(98,880,415)	(6,342,794)

Capital stock transactions exclusive of amounts allocated to undistributed net investment income (loss) (Note 5):	5,416,540,869	4,119,765,653

Net increase (decrease) in net assets	6,241,822,665	5,459,560,938

Net assets at beginning of year	10,542,812,086	5,083,251,148

Net assets at end of year (including undistributed net investment income (loss) of $(39,758) and $21,169,560; $— and $—; $22,606 and $83,993; and $15,833 and $54,427, respectively)	$16,784,634,751	$10,542,812,086

4	See accompanying notes.

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2012	Year Ended January 31, 2011

$(190,855)	$(227,965)	$29,936	$204,236	$123,317	$48,889
118	(321)	9,712	37,658	1,565,262	592,307
—	—	—	—	—	—
—	—	—	—	—	—
(2,184)	2,252	(1,846)	(177,459)	(2,389,416)	3,955,450
—	—	—	—	—	—

(192,921)	(226,034)	37,802	64,435	(700,837)	4,596,646

—	—	(1,828)	(121,885)	1,498	437

—	(305,054)	(37,631)	(374,850)	(158,518)	(49,642)
—	—	—	—	(1,302,822)	(500,932)

(1,211,513)	(9,892,176)	(775,162)	(4,355,274)	2,451,056	422,087

(1,404,434)	(10,423,264)	(776,819)	(4,787,574)	290,377	4,468,596

34,382,703	44,805,967	13,299,621	18,087,195	22,904,908	18,436,312

$32,978,269	$34,382,703	$12,522,802	$13,299,621	$23,195,285	$22,904,908

5

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Quantity		Market Value

	GOLD ASSETS — 19.81% of Total Net Assets
550,652 Troy Oz.	Gold bullion (a)	$956,923,749
1,330,000 Coins	One-ounce gold coins (a)	2,367,998,500

	Total Gold Assets (identified cost $2,130,956,583)	$3,324,922,249

	SILVER ASSETS — 4.63% of Total Net Assets
22,991,474 Troy Oz.	Silver bullion (a)	$768,249,096
379 Bags	Silver coins (a)	8,725,104

	Total Silver Assets (identified cost $428,763,416)	$776,974,200

Principal Amount
	SWISS FRANC ASSETS — 9.13% of Total Net Assets
CHF 791,103,764	Swiss franc deposits (a)	$857,983,584

CHF 90,000,000	2.500% Swiss Confederation Bonds, 03-12-16	$106,920,449
CHF 90,000,000	4.250% Swiss Confederation Bonds, 06-05-17	118,008,785
CHF 90,000,000	3.000% Swiss Confederation Bonds, 01-08-18	112,806,247
CHF 90,000,000	3.000% Swiss Confederation Bonds, 05-12-19	115,627,135
CHF 90,000,000	2.250% Swiss Confederation Bonds, 07-06-20	111,449,487
CHF 90,000,000	2.000% Swiss Confederation Bonds, 04-28-21	109,721,816

	Total Swiss Confederation bonds	$674,533,919

	Total Swiss Franc Assets (identified cost $1,451,893,839)	$1,532,517,503

Number of Shares

	STOCKS OF UNITED STATES AND FOREIGN REAL ESTATE AND NATURAL RESOURCE COMPANIES — 15.63% of Total Net Assets

	NATURAL RESOURCES — 8.80% of Total Net Assets
1,200,000	Apache Corporation	$118,656,000
2,000,000	BHP Billiton, Ltd. (b)	158,880,000
2,500,000	BP, p.l.c. (b)	114,775,000
3,000,000	Cameco Corporation	69,810,000
1,000,000	Chevron Corporation	103,080,000
1,500,000	ConocoPhillips	102,315,000
1,500,000	Devon Energy Corporation	95,715,000
1,300,000	Exxon Mobil Corporation	108,862,000
2,000,000	Forest Oil Corporation (a)	26,000,000
3,800,000	Freeport-McMoRan Copper & Gold, Inc.	175,598,000
3,000,000	Patriot Coal Corporation (a)	22,800,000
2,500,000	Peabody Energy Corporation	85,225,000
2,000,000	Plains Exploration & Production Company (a)	75,440,000
2,500,000	Rio Tinto p.l.c. (b)	151,150,000
2,700,000	Vale S.A. (b)	68,310,000

		$1,476,616,000

6	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Number of Shares		Market Value

	REAL ESTATE — 6.83% of Total Net Assets
1,000,000	AvalonBay Communities, Inc.	$136,010,000
1,200,000	Boston Properties, Inc.	124,860,000
1,300,000	BRE Properties, Inc. Class A	67,366,000
2,000,000	Corporate Office Properties Trust	48,460,000
1,000,000	Digital Realty Trust, Inc.	70,860,000
3,500,000	Duke Realty Corporation	46,865,000
2,000,000	Equity One, Inc.	37,700,000
1,000,000	Federal Realty Investment Trust	94,460,000
3,500,000	Kimco Realty Corporation	63,875,000
1,400,000	Pennsylvania Real Estate Investment Trust	17,192,000
3,300,000	Prologis	104,643,000
200,000	Texas Pacific Land Trust	8,800,000
2,000,000	UDR, Inc.	52,040,000
125,000	Urstadt Biddle Properties, Inc.	2,360,000
500,000	Urstadt Biddle Properties, Inc. Class A	9,780,000
1,500,000	Vornado Realty Trust	121,320,000
2,000,000	Washington Real Estate Investment Trust	59,600,000
4,000,000	Weyerhaeuser Company	80,080,000

		$1,146,271,000

	Total Stocks of United States and Foreign Real Estate and Natural Resource Companies (identified cost $2,439,332,543)	$2,622,887,000

	AGGRESSIVE GROWTH STOCK INVESTMENTS — 16.50% of Total Net Assets

	AEROSPACE — .49% of Total Net Assets
1,000,000	Lockheed Martin Corporation	$82,320,000

		$82,320,000

	CHEMICALS — 1.26% of Total Net Assets
1,200,000	Air Products & Chemicals, Inc.	$105,636,000
1,500,000	Chemtura Corporation (a)	21,075,000
1,500,000	Mosaic Company	83,955,000

		$210,666,000

	COMPUTERS & EQUIPMENT — .71% of Total Net Assets
1,500,000	Agilent Technologies, Inc. (a)	$63,705,000
2,000,000	Hewlett-Packard Company	55,960,000

		$119,665,000

	COMPUTER SOFTWARE — .74% of Total Net Assets
2,000,000	Autodesk, Inc. (a)	$72,000,000
3,000,000	Symantec Corporation (a)	51,570,000

		$123,570,000

Continued on following page.	7

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Number of Shares		Market Value

	CONSTRUCTION — .70% of Total Net Assets
1,600,000	Fluor Corporation	$89,984,000
1,500,000	Ryland Group, Inc.	27,300,000

		$117,284,000

	ELECTRICAL & ELECTRONICS — .64% of Total Net Assets
3,000,000	Intel Corporation	$79,260,000
2,500,000	Sanmina SCI Corporation (a)	27,450,000

		$106,710,000

	ENTERTAINMENT & LEISURE — 1.69% of Total Net Assets
800,000	CBS Corporation Class A	$23,400,000
1,500,000	Disney (Walt) Company	58,350,000
1,000,000	Viacom, Inc. Class A (a)	52,770,000
1,300,000	Wynn Resorts, Ltd.	149,799,000

		$284,319,000

	FINANCIAL SERVICES — 1.92% of Total Net Assets
3,000,000	Bank of New York Mellon Corporation	$60,390,000
4,000,000	Janus Capital Group, Inc.	31,480,000
4,000,000	Morgan Stanley	74,600,000
5,000,000	Schwab (Charles) Corporation	58,250,000
2,500,000	State Street Corporation	97,950,000

		$322,670,000

	MANUFACTURING — 1.89% of Total Net Assets
1,500,000	Harley-Davidson, Inc.	$66,285,000
1,300,000	Illinois Tool Works, Inc.	68,939,000
2,000,000	Mattel, Inc.	62,000,000
212,000	NACCO Industries, Inc. Class A	21,666,400
8,000	NACCO Industries, Inc. Class B	817,600
1,200,000	Parker-Hannifin Corporation	96,816,000

		$316,524,000

	OIL & GAS — 1.11% of Total Net Assets
1,000,000	Baker Hughes, Inc.	$49,130,000
4,000,000	HollyFrontier Corporation	117,360,000
3,000,000	Parker Drilling Company (a)	19,500,000

		$185,990,000

	PHARMACEUTICALS — 1.36% of Total Net Assets
1,000,000	Amgen, Inc. (a)	$67,910,000
1,200,000	Celgene Corporation (a)	87,240,000
1,500,000	Gilead Sciences, Inc. (a)	73,260,000

		$228,410,000

8	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Number of Shares		Market Value

	RETAIL — 1.02% of Total Net Assets
1,000,000	Costco Wholesale Corporation	$82,270,000
2,500,000	Williams-Sonoma, Inc.	89,650,000

		$171,920,000

	TELECOMMUNICATIONS — .79% of Total Net Assets
3,000,000	Juniper Networks, Inc. (a)	$62,790,000
1,200,000	Qualcomm, Inc.	70,584,000

		$133,374,000

	TRANSPORTATION — 1.65% of Total Net Assets
1,300,000	Alexander & Baldwin, Inc.	$61,490,000
1,600,000	FedEx Corporation	146,384,000
1,000,000	Kansas City Southern (a)	68,640,000

		$276,514,000

	MISCELLANEOUS — .53% of Total Net Assets
2,000,000	Nucor Corporation	$88,980,000

		$88,980,000

	Total Aggressive Growth Stock Investments (identified cost $2,504,946,539)	$2,768,916,000

Principal Amount
	DOLLAR ASSETS — 33.55% of Total Net Assets

	CORPORATE BONDS — 6.24% of Total Net Assets

	AEROSPACE — .49% of Total Net Assets
$35,000,000	1.875% Boeing Company, 11-20-12	$35,388,448
44,717,000	4.250% General Dynamics Corporation, 05-15-13	46,937,302

		$82,325,750

	BEVERAGES — .23% of Total Net Assets
10,018,000	5.200% Brown-Forman Corporation, 04-01-12	$10,098,878
12,500,000	8.500% Coca-Cola Enterprises, Inc., 02-01-12	12,499,877
15,000,000	5.750% PepsiAmericas, Inc., 07-31-12	15,408,823

		$38,007,578

	CHEMICALS — .19% of Total Net Assets
11,920,000	7.375% Monsanto Company, 08-15-12	$12,363,502
20,000,000	1.750% Praxair, Inc., 11-15-12	20,215,904

		$32,579,406

Continued on following page.	9

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	COMPUTERS & EQUIPMENT — .31% of Total Net Assets
$30,418,000	4.250% Hewlett-Packard Company, 02-24-12	$30,481,783
20,000,000	4.750% International Business Machines Corporation, 11-29-12	20,663,233

		$51,145,016

	COMPUTER SOFTWARE — .38% of Total Net Assets
33,650,000	.875% Microsoft Corporation, 09-27-13	$33,980,817
27,615,000	4.950% Oracle Corporation, 04-15-13	29,177,693

		$63,158,510

	ELECTRIC UTILITIES — .28% of Total Net Assets
25,000,000	4.850% Alabama Power Company, 12-15-12	$25,971,446
20,040,000	7.250% National Rural Utilities Cooperative Finance Corporation, 03-01-12	20,148,180

		$46,119,626

	ENTERTAINMENT & LEISURE — .23% of Total Net Assets
37,500,000	4.700% Disney (Walt) Company, 12-01-12	$38,878,501

		$38,878,501

	FINANCIAL SERVICES — 1.23% of Total Net Assets
30,000,000	4.950% Bank of New York Mellon Corporation, 11-01-12	$31,014,974
35,000,000	5.250% Bank One Corporation, 01-30-13	36,555,374
15,330,000	2.250% Blackrock, Inc., 12-10-12	15,522,603
10,000,000	4.900% Deere (John) Capital Corporation, 09-09-13	10,720,673
47,955,000	5.250% General Electric Capital Corporation, 10-19-12	49,545,906
25,000,000	4.750% Golden West Financial Corporation, 10-01-12	25,669,390
35,839,000	5.450% Goldman Sachs Group, Inc., 11-01-12	36,935,801

		$205,964,721

	HEALTHCARE — .06% of Total Net Assets
10,000,000	4.550% Becton Dickinson & Company, 04-15-13	$10,475,894

		$10,475,894

	INSURANCE — .24% of Total Net Assets
11,885,000	4.750% Berkshire Hathaway, Inc., 05-15-12	$12,033,251
19,400,000	5.800% Prudential Financial, Inc., 06-15-12	19,718,686
8,750,000	5.375% Travelers Companies, Inc., 06-15-12	8,899,781

		$40,651,718

10	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	MANUFACTURING — .29% of Total Net Assets
$17,470,000	4.650% 3M Company, 12-15-12	$18,122,412
11,000,000	4.625% Emerson Electric Company, 10-15-12	11,331,663
2,000,000	6.375% PACCAR, Inc., 02-15-12	2,004,032
17,500,000	2.150% Thermo Fisher Scientific, Inc., 12-28-12	17,707,956

		$49,166,063

	OIL & GAS — .08% of Total Net Assets
13,615,000	4.750% ConocoPhillips, 10-15-12	$14,032,793

		$14,032,793

	PHARMACEUTICALS — .73% of Total Net Assets
38,074,000	5.150% Abbott Laboratories, 11-30-12	$39,481,309
14,212,000	5.150% Johnson & Johnson, 08-15-12	14,579,203
25,000,000	6.000% Lilly (Eli) & Company, 03-15-12	25,166,996
15,817,000	5.300% Merck & Company, Inc., 12-01-13	17,253,523
25,225,000	5.500% Wyeth, 03-15-13	26,712,086

		$123,193,117

	RETAIL — .59% of Total Net Assets
37,462,000	5.300% Costco Wholesale Corporation, 03-15-12	$37,677,210
11,851,000	5.125% Target Corporation, 01-15-13	12,392,856
47,332,000	4.250% Wal-Mart Stores, Inc., 04-15-13	49,625,545

		$99,695,611

	TOBACCO — .29% of Total Net Assets
46,075,000	4.875% Philip Morris International, Inc., 05-16-13	$48,748,854

		$48,748,854

	TRANSPORTATION — .29% of Total Net Assets
47,076,000	4.500% United Parcel Service, Inc., 01-15-13	$48,962,915

		$48,962,915

	MISCELLANEOUS — .33% of Total Net Assets
20,000,000	5.625% Kimberly Clark Corporation, 02-15-12	$20,035,666
9,338,000	4.875% Nucor Corporation, 10-01-12	9,592,744
25,000,000	.875% Texas Instruments, Inc., 05-15-13	25,197,945

		$54,826,355

		$1,047,932,428

Continued on following page.	11

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 27.31% of Total Net Assets
$125,000,000	United States Treasury bond strips (Principal only) 1.044%, 05-15-18 (c)	$117,080,078
125,000,000	United States Treasury bond strips (Principal only) 1.467%, 02-15-20 (c)	111,142,579
125,000,000	United States Treasury bond strips (Principal only) 1.622%, 08-15-20 (c)	108,886,719
125,000,000	United States Treasury bonds 7.250%, 05-15-16	160,703,125
125,000,000	United States Treasury bonds 6.250%, 08-15-23	179,902,344
125,000,000	United States Treasury bonds 6.000%, 02-15-26	180,625,000
125,000,000	United States Treasury bonds 5.250%, 11-15-28	172,382,813
125,000,000	United States Treasury bonds 4.500%, 02-15-36	162,988,281
125,000,000	United States Treasury bonds 3.500%, 02-15-39	139,824,219
125,000,000	United States Treasury notes .875%, 02-29-12	125,058,608
125,000,000	United States Treasury notes 1.000%, 03-31-12	125,156,268
125,000,000	United States Treasury notes 1.000%, 04-30-12	125,273,441
125,000,000	United States Treasury notes .750%, 05-31-12	125,255,163
125,000,000	United States Treasury notes .625%, 06-30-12	125,274,690
125,000,000	United States Treasury notes .375%, 08-31-12	125,200,195
125,000,000	United States Treasury notes .375%, 09-30-12	125,219,726
125,000,000	United States Treasury notes .375%, 10-31-12	125,219,726
125,000,000	United States Treasury notes .500%, 11-30-12	125,375,976
125,000,000	United States Treasury notes .625%, 12-31-12	125,532,226
125,000,000	United States Treasury notes .625%, 01-31-13	125,595,704
125,000,000	United States Treasury notes .625%, 02-28-13	125,615,235
125,000,000	United States Treasury notes .750%, 03-31-13	125,849,610
125,000,000	United States Treasury notes .625%, 04-30-13	125,732,423
125,000,000	United States Treasury notes .500%, 05-31-13	125,517,577
125,000,000	United States Treasury notes .375%, 06-30-13	125,322,265
125,000,000	United States Treasury notes 4.250%, 11-15-13	133,974,610
125,000,000	United States Treasury notes 2.375%, 10-31-14	132,148,437
125,000,000	United States Treasury notes 4.250%, 11-15-14	138,769,531
125,000,000	United States Treasury notes 1.250%, 09-30-15	128,808,594
125,000,000	United States Treasury notes 2.625%, 02-29-16	135,722,656
125,000,000	United States Treasury notes 2.250%, 11-30-17	134,296,875
125,000,000	United States Treasury notes 3.625%, 08-15-19	145,703,125
295,000,000	United States Treasury bills .036%, 02-09-12 (c)	294,997,371

		$4,584,155,190

	Total Dollar Assets (identified cost $5,327,108,227)	$5,632,087,618

	Total Portfolio — 99.25% of total net assets (identified cost $14,283,001,147) (d)	$16,658,304,570
	Other assets, less liabilities (.75% of total net assets)	126,330,181

	Net assets applicable to outstanding shares	$16,784,634,751

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Interest rate represents yield to maturity.
	(d) Aggregate cost for book and federal income tax purposes are the same.

12	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE SHORT-TERM TREASURY PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 100.18% of Total Net Assets
$7,000,000	United States Treasury notes .875%, 02-29-12	$7,003,282
6,000,000	United States Treasury notes 4.500%, 03-31-12	6,043,125
6,000,000	United States Treasury notes 1.000%, 04-30-12	6,013,125
7,000,000	United States Treasury notes .750%, 05-31-12	7,014,289
6,000,000	United States Treasury notes .625%, 06-30-12	6,013,185
950,000	United States Treasury bills .036%, 02-09-12 (a)	949,992

	Total Portfolio — 100.18% of total net assets (identified cost 33,041,951) (b)	$33,036,998
	Liabilities, less other assets (.18% of total net assets)	(58,729)

	Net assets applicable to outstanding shares	$32,978,269

	Notes:
	(a) Interest rate represents yield to maturity.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	13

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	CORPORATE BONDS — 98.59% of Total Net Assets

	BEVERAGES — 8.51% of Total Net Assets
$500,000	8.500% Coca-Cola Enterprises, Inc., 02-01-12	$499,995
550,000	5.750% PepsiAmericas, Inc., 07-31-12	564,990

		$1,064,985

	CHEMICALS — 4.14% of Total Net Assets
500,000	7.375% Monsanto Company, 08-15-12	$518,603

		$518,603

	COMPUTERS & EQUIPMENT — 4.00% of Total Net Assets
500,000	4.250% Hewlett-Packard Company, 02-24-12	$501,048

		$501,048

	COMPUTER SOFTWARE — 4.03% of Total Net Assets
500,000	.875% Microsoft Corporation, 09-27-13	$504,916

		$504,916

	ELECTRIC UTILITIES — 7.22% of Total Net Assets
500,000	5.125% Carolina Power & Light, 09-15-13	$536,359
366,000	7.250% National Rural Utilities Cooperative Finance Corporation, 03-01-12	367,976

		$904,335

	ENTERTAINMENT & LEISURE — 4.14% of Total Net Assets
500,000	4.700% Disney (Walt) Company, 12-01-12	$518,380

		$518,380

	FINANCIAL SERVICES — 8.24% of Total Net Assets
500,000	5.250% General Electric Capital Corporation, 10-19-12	$516,587
500,000	5.450% Goldman Sachs Group, Inc., 11-01-12	515,302

		$1,031,889

	FOOD PRODUCTS & PROCESSING — 4.19% of Total Net Assets
500,000	5.000% Hershey Foods Corporation, 04-01-13	$524,439

		$524,439

	HEALTHCARE — 4.18% of Total Net Assets
500,000	4.550% Becton Dickinson & Company, 04-15-13	$523,795

		$523,795

	INSURANCE — 8.10% of Total Net Assets
500,000	4.750% Berkshire Hathaway, Inc., 05-15-12	$506,237
500,000	5.800% Prudential Financial, Inc., 06-15-12	508,214

		$1,014,451

	MANUFACTURING — 8.04% of Total Net Assets
500,000	6.375% PACCAR, Inc., 02-15-12	$501,008
500,000	2.150% Thermo Fisher Scientific, Inc., 12-28-12	505,942

		$1,006,950

14	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Principal Amount		Market Value

	OIL & GAS — 4.12% of Total Net Assets
$500,000	4.750% ConocoPhillips, 10-15-12	$515,343

		$515,343

	PHARMACEUTICALS — 12.60% of Total Net Assets
500,000	6.000% Lilly (Eli) & Company, 03-15-12	$503,340
500,000	5.300% Merck & Company, Inc., 12-01-13	545,411
500,000	5.500% Wyeth, 03-15-13	529,476

		$1,578,227

	RETAIL — 4.18% of Total Net Assets
500,000	5.125% Target Corporation, 01-15-13	$522,861

		$522,861

	TOBACCO — 4.65% of Total Net Assets
550,000	4.875% Philip Morris International, Inc., 05-16-13	$581,918

		$581,918

	TRANSPORTATION — 4.15% of Total Net Assets
500,000	4.500% United Parcel Service, Inc., 01-15-13	$520,041

		$520,041

	MISCELLANEOUS — 4.10% of Total Net Assets
500,000	4.875% Nucor Corporation, 10-01-12	$513,640

		$513,640

	Total Corporate Bonds (identified cost $12,320,766)	$12,345,821

	UNITED STATES TREASURY SECURITIES — 3.59% of Total Net Assets
450,000	United States Treasury bills .036%, 02-09-12 (a)	$449,996

	Total United States Treasury Securities (identified cost $449,996)	$449,996

	Total Portfolio — 102.18% of total net assets (identified cost 12,770,762) (b)	$12,795,817
	Liabilities, less other assets (2.18% of total net assets)	(273,015)

	Net assets applicable to outstanding shares	$12,522,802

	Notes:
	(a) Interest represents yield to maturity.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	15

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Number of Shares		Market Value

	AGGRESSIVE GROWTH STOCK INVESTMENTS — 101.20% of Total Net Assets

	AEROSPACE — 2.48% of Total Net Assets
7,000	Lockheed Martin Corporation	$576,240

		$576,240

	CHEMICALS — 5.98% of Total Net Assets
7,000	Air Products & Chemicals, Inc.	$616,210
15,000	Chemtura Corporation (a)	210,750
10,000	Mosaic Company	559,700

		$1,386,660

	COMPUTERS & EQUIPMENT — 3.64% of Total Net Assets
10,000	Agilent Technologies, Inc. (a)	$424,700
15,000	Hewlett-Packard Company	419,700

		$844,400

	COMPUTER SOFTWARE — 4.55% of Total Net Assets
15,000	Autodesk, Inc. (a)	$540,000
30,000	Symantec Corporation (a)	515,700

		$1,055,700

	CONSTRUCTION — 4.00% of Total Net Assets
10,000	Fluor Corporation	$562,400
20,000	Ryland Group, Inc.	364,000

		$926,400

	ELECTRICAL & ELECTRONICS — 4.74% of Total Net Assets
25,000	Intel Corporation	$660,500
40,000	Sanmina SCI Corporation (a)	439,200

		$1,099,700

	ENTERTAINMENT & LEISURE — 8.76% of Total Net Assets
15,000	Disney (Walt) Company	$583,500
10,000	Viacom, Inc. Class A (a)	527,700
8,000	Wynn Resorts, Ltd.	921,840

		$2,033,040

	FINANCIAL SERVICES — 9.48% of Total Net Assets
20,000	Bank of New York Mellon Corporation	$402,600
50,000	Janus Capital Group, Inc.	393,500
25,000	Morgan Stanley	466,250
30,000	Schwab (Charles) Corporation	349,500
15,000	State Street Corporation	587,700

		$2,199,550

16	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2012

Number of Shares		Market Value

	MANUFACTURING — 11.96% of Total Net Assets
15,000	Harley-Davidson, Inc.	$662,850
13,000	Illinois Tool Works, Inc.	689,390
25,000	Mattel, Inc.	775,000
8,000	Parker-Hannifin Corporation	645,440

		$2,772,680

	NATURAL RESOURCES — 6.19% of Total Net Assets
20,000	Freeport-McMoRan Copper & Gold, Inc.	$924,200
15,000	Peabody Energy Corporation	511,350

		$1,435,550

	OIL & GAS — 7.79% of Total Net Assets
12,000	Baker Hughes, Inc.	$589,560
26,000	HollyFrontier Corporation	762,840
70,000	Parker Drilling Company (a)	455,000

		$1,807,400

	PHARMACEUTICALS — 11.84% of Total Net Assets
10,000	Amgen, Inc. (a)	$679,100
15,000	Celgene Corporation (a)	1,090,500
20,000	Gilead Sciences, Inc. (a)	976,800

		$2,746,400

	RETAIL — 5.16% of Total Net Assets
8,000	Costco Wholesale Corporation	$658,160
15,000	Williams-Sonoma, Inc.	537,900

		$1,196,060

	TELECOMMUNICATIONS — 4.85% of Total Net Assets
20,000	Juniper Networks, Inc. (a)	$418,600
12,000	Qualcomm, Inc.	705,840

		$1,124,440

	TRANSPORTATION — 6.90% of Total Net Assets
10,000	FedEx Corporation	$914,900
10,000	Kansas City Southern (a)	686,400

		$1,601,300

	MISCELLANEOUS — 2.88% of Total Net Assets
15,000	Nucor Corporation	$667,350

		$667,350

	Total Portfolio — 101.20% of total net assets (identified cost $15,162,957) (b)	$23,472,870
	Liabilities, less other assets (1.20% of total net assets)	(277,585)

	Net assets applicable to outstanding shares	$23,195,285

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	17

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

1.	SIGNIFICANT ACCOUNTING POLICIES

Permanent Portfolio Family of Funds, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, open-end, series, management investment company. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively.

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for registered investment companies. The preparation of such financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Each Portfolio’s investments are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins are valued based on dealer price quotes. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued at fair value by the Fund’s management pursuant to policies approved by the Fund’s Board of Directors.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed on the following page.

18	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

Level 1 — Quoted prices in active markets for identical assets

The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Continued on following page.	19

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

The following is a summary of the inputs used as of January 31, 2012 in valuing the Fund’s assets:

	Level 1 (Quoted Prices in Active Markets for Identical Assets)	Level 2 (Significant Other Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total

Permanent Portfolio
Gold assets	$3,324,922,249	$—	$—	$3,324,922,249
Silver assets	776,974,200	—	—	776,974,200
Swiss franc assets	857,983,584	674,533,919	—	1,532,517,503
Stocks of United States and foreign real estate and natural resource companies	2,622,887,000	—	—	2,622,887,000
Aggressive growth stock investments †	2,768,916,000	—	—	2,768,916,000
Dollar assets:
Corporate bonds †	—	1,047,932,428	—	1,047,932,428
United States Treasury securities	4,584,155,190	—	—	4,584,155,190

Total Portfolio	$14,935,838,223	$1,722,466,347	$—	$16,658,304,570

	89.66%	10.34%	—%	100.00%
Short-Term Treasury Portfolio
United States Treasury securities	$33,036,998	$—	$—	$33,036,998

Total Portfolio	$33,036,998	$—	$—	$33,036,998

	100.00%	—%	—%	100.00%
Versatile Bond Portfolio
Corporate bonds †	$—	$12,345,821	$—	$12,345,821
United States Treasury securities	449,996	—	—	449,996

Total Portfolio	$449,996	$12,345,821	$—	$12,795,817

	3.52%	96.48%	—%	100.00%
Aggressive Growth Portfolio
Aggressive growth stock investments †	$23,472,870	$—	$—	$23,472,870

Total Portfolio	$23,472,870	$—	$—	$23,472,870

	100.00%	—%	—%	100.00%

†

See the Schedules of Investments for the Permanent Portfolio and the Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedule of Investments for the Permanent Portfolio and the Versatile Bond Portfolio for each Portfolio’s industry classification of corporate bonds.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 establishes common requirements for measuring fair value, and for disclosure regarding fair value measurements in accordance with accounting principles generally accepted in the United States and international financial reporting requirements. The amendments are effective during interim and annual reporting periods beginning after December 15, 2011. The Fund’s management is currently evaluating the impact ASU 2011-04 will have on its financial statement disclosures.

20	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

There were no transfers into or out of Levels 1 and 2 during the year ended January 31, 2012 and the Fund held no Level 3 assets during the year then ended.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 and for interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund’s management is currently evaluating the impact ASU 2011-11 will have on its financial statement disclosures.

The Fund has adopted enhanced disclosure requirements regarding derivatives and hedging activities intended to improve the financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. As of January 31, 2012 and during the year then ended, the Fund did not hold any derivative instruments, nor did it engage in any hedging activities using derivative instruments.

Translation of foreign currencies

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.

Investment transactions and investment income

Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

Continued on following page.	21

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

During the year ended January 31, 2012, investment income was earned as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Interest on:
Corporate bonds	$6,417,609	$—	$129,183	$—
Swiss franc assets	13,556,397	—	—	—
United States Treasury securities	66,095,041	31,688	—	—
Other investments	19,856	—	—	15
Dividends	84,128,886	—	—	406,383
Other income	46,435	—	—	—

	$170,264,224	$31,688	$129,183	$406,398

Federal taxes

Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2012, pursuant to the requirements of the Code.

As of January 31, 2012, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any. The Fund’s Short-Term Treasury Portfolio had $249 in such capital loss carryforwards available, which expire on January 31, 2019, and the Fund’s Versatile Bond Portfolio had $52,751 in such capital loss carryforwards available, of which $38,781, $763 and $13,207 expire on January 31, 2015, January 31, 2016 and January 31, 2017, respectively. Additionally, net capital losses attributable to investment transactions that occur after October 31, if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year.

During the year ended January 31, 2012, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio incurred federal excise taxes of $13,258 and $196, respectively, which were imposed on four percent of each Portfolio’s undistributed income and gains, if any, and the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio incurred no federal excise tax during the year then ended.

The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2009 through 2011 or expected to be taken on the Fund’s Portfolios’ 2012 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equalization

The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being

22	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.

Indemnifications

The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2.	DISTRIBUTIONS TO SHAREHOLDERS

On December 7, 2011, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.42, $.18 and $.32, respectively, to shareholders of record on December 6, 2011. Also on December 7, 2011, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $.30 and $2.63, respectively, to shareholders of record on December 6, 2011. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions and the Fund’s Versatile Bond Portfolio paid no capital gain distributions during the year ended January 31, 2012.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$115,239,173	$—	$37,631	$158,518
Long-term capital gain †	122,073,577	—	—	1,302,822

	$237,312,750	$—	$37,631	$1,461,340

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

On December 8, 2010, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.29, $.56, $1.49 and $.11, respectively, to shareholders of record on December 7, 2010. Also on December 8, 2010, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $.03 and $1.11, respectively, to shareholders of record on December 7, 2010. The Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio paid no capital gain distributions during the year ended January 31, 2011.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$61,313,967	$305,054	$374,850	$49,642
Long-term capital gain †	6,342,794	—	—	500,932

	$67,656,761	$305,054	$374,850	$550,574

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Continued on following page.	23

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

Dividends to shareholders from net investment income and distributions to shareholders from net realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code, which may differ from accounting principles generally accepted in the United States. These differences result primarily from different treatment of net investment income and net realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2012: (i) the Fund’s Permanent Portfolio reclassified $9,209,881 to paid-in capital and $47,585,669 to undistributed net investment loss from accumulated net realized gain on investments; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $190,803 from paid-in capital and $52 from accumulated net realized loss on investments to undistributed net investment income; (iii) the Fund’s Versatile Bond Portfolio reclassified $53,692 to paid-in capital from undistributed net investment income; and (iv) the Fund’s Aggressive Growth Portfolio reclassified $3,393 to paid-in capital from undistributed net investment income, to reflect such book and tax basis differences.

As of January 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributable ordinary income	$—	$—	$22,606	$62,437
Undistributed realized capital gain (loss) carryovers	16,937,027	(249)	(52,751)	308,647
Post October losses	(39,758)	(6)	—	—
Unrealized appreciation (depreciation) on investments and foreign currencies	2,375,400,418	(4,953)	25,055	8,309,913

	$2,392,297,687	$(5,208)	$(5,090)	$8,680,997

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003 under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). In accordance with the terms of the Contract, Pacific Heights receives, before any waivers, annual investment advisory fees, which are calculated daily and paid monthly, based on the average daily net assets of each Portfolio of the Fund (“Advisory Fee”) as follows: (i) 1.1875% of the first $200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets. Except for: (i) the Advisory Fee; (ii) all fees, costs, expenses and allowances relating to Fund investments, including brokerage commissions, charges in the purchase and sale of Fund assets and interest on borrowings; (iii) all taxes payable by the Fund; (iv) the fees and expenses of the Fund’s directors; (v) the salaries and expenses of the Fund’s officers (subject to the Waiver Agreement described below); and (vi) extraordinary expenses, as defined in the Contract, Pacific Heights pays or reimburses the Fund for substantially all of the Fund’s ordinary operating expenses out of its Advisory Fee.

24	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 9, 2011, as amended March 9, 2012 (“Waiver Agreement”), effective through June 1, 2013, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion and .6000% of the Portfolios average daily net assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’salaries and expenses during the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Directors.

Pacific Heights is a California limited liability company. Its manager and sole member, Michael J. Cuggino (who is also its President and Chief Executive Officer), is the President, Secretary and a director of the Fund and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition to the benefits that result from being the sole owner of Pacific Heights, Mr. Cuggino was paid $65,000 by the Fund during the year ended January 31, 2012 for his service as a director of the Fund.

Annual Renewal of Investment Advisory Contract (Unaudited)

The renewal of the Contract was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on December 9, 2011 (“Meeting”). In July 2011, the Independent Directors requested detailed information from Pacific Heights regarding the Fund’s Portfolios and Pacific Heights. In preparation for consideration of the continuance of the Contract, the Board, including the Independent Directors, met with senior management of the Fund and Pacific Heights and reviewed a variety of materials provided by Pacific Heights, including a letter provided by Pacific Heights responding to the July 2011 request from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, comparing the performance and expenses of the Fund’s Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and relevant market indices. In addition to the information identified above, the Board considered information presented to the Board and discussions with Fund management and Pacific Heights throughout the year at meetings of the Board. The Independent Directors were advised by counsel that is independent of Fund management and Pacific Heights and met with such counsel separately from Fund management and Pacific Heights. The Board also received a memorandum from counsel to the Independent Directors discussing the legal standards for their consideration of the proposed continuance of the Contract. The annual Contract review extended over two regular meetings of the Board to ensure that Fund management and Pacific Heights had time to respond to any questions the Independent Directors may have had on their initial review of the materials prepared for the Contract review and that the Independent Directors had time to consider those materials.

Continued on following page.	25

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

At the Meeting, the Board reviewed the Advisory Fee payable by each of the Fund’s Portfolios under the Contract as well as each Portfolio’s overall expense ratio. Utilizing material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such Portfolio’s Peer Group and observed the following: (i) after fee waivers, the Permanent Portfolio’s overall expense ratio was lower than the median and the lowest in its Peer Group, and its Advisory Fee was lower than the median in its Peer Group; (ii) after fee waivers, the Short- Term Treasury Portfolio’s overall expense ratio was almost equal to the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; (iii) after fee waivers, the Versatile Bond Portfolio’s overall expense ratio was almost equal to the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; and (iv) the Aggressive Growth Portfolio’s overall expense ratio was lower than the median in its Peer Group, and its Advisory Fee was higher than the median in its Peer Group. The Board also considered that, in absolute terms, each Portfolio’s expenses after applicable waivers continued to decline.

In reviewing the Lipper materials, the Board noted that unlike the mutual funds comprising the Portfolios’ Peer Groups, the Fund’s Portfolios operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses are paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. The Board noted the difficulty of comparing the Fund’s Portfolios to non-unitary fee funds and observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee funds, the Advisory Fees of the Fund’s Portfolios included the payment of many fund operating expenses by Pacific Heights, an observation borne out by the fact that the non-management expenses for each of the Fund’s Portfolios were the lowest or among the lowest in each Portfolio’s respective Peer Group. The Board also considered the level of assets in each Portfolio and its possible impact on the overall expense ratio. In this regard, the Board noted with respect to the Aggressive Growth Portfolio, the Portfolio was in the bottom third in its Peer Group based on size, the Short-Term Treasury Portfolio and Versatile Bond Portfolio were the smallest based on size in their respective Peer Groups, and the Permanent Portfolio was the largest in its Peer Group.

The Board also reviewed the short-term and long-term investment performance of each of the Fund’s Portfolios. As part of this review, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2011. Utilizing material prepared by Lipper, the Board observed the following with respect to the total return performance of the Portfolios as compared to each of their respective Peer Groups: (i) the Permanent Portfolio’s total return performance exceeded the average total return performance of its Peer Group and its Lipper benchmark index for the three-, five- and ten-year measurement periods, but lagged for the one-year measurement period; (ii) the Short-Term Treasury Portfolio’s total return performance lagged the average total return performance of its Peer Group for each measurement period and exceeded its Lipper benchmark index for the five-year measurement period, but lagged for the one-, three- and ten-year measurement periods; (iii) the Versatile Bond Portfolio’s total return performance lagged the average total return performance of its Peer Group and its Lipper benchmark index for each measurement period; and (iv) the Aggressive Growth Portfolio’s total return performance exceeded the average total return performance of its Peer Group and its Lipper benchmark index for the one- and ten-year measurement periods, but lagged for the three- and five-year measurement periods. The Board noted the efforts of Pacific Heights in proposing, subject to shareholder approval, to broaden the investment policies of the

26	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

Versatile Bond Portfolio in an effort to improve its performance. The Board also considered that the returns of the Short-Term Treasury Portfolio were constrained by the current low interest rate environment and that Portfolio’s fundamental investment policies.

The Board also considered the services provided by Pacific Heights under the Contract and reviewed Pacific Heights’ services to the Fund over the last year. The Board also considered the services provided to the Fund by Mr. Cuggino, who is also the principal executive officer of Pacific Heights. In particular, the Board considered that Mr. Cuggino is thoroughly involved in the operations of the Fund, including identifying and making recommendations as to proposed investments, including the purchase and sale thereof, directing of operational matters, including arrangements with various service providers to the Fund, and providing oversight in connection with shareholder services and compliance efforts. The Board concluded that Pacific Heights had experienced personnel and sufficient infrastructure and resources and had delivered high quality investment advisory, administrative and other services to the Fund. The Board also considered whether Pacific Heights had the ability to continue providing high quality services. The Board considered Pacific Heights’ financial condition. The Board noted in this regard that they reviewed Pacific Heights’ audited and unaudited financial statements on an annual and quarterly basis, respectively, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the Contract.

The Board also considered the extent to which economies of scale might be realized as Portfolios increased their assets under management and whether fee levels reflect any such potential economies of scale. The Board noted that the Contract has breakpoints that provide for a reduction of the applicable investment advisory fee as assets increase and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the Contract had been reached. The Board considered that Pacific Heights proposed to extend the terms of the Waiver Agreement for another year (until June 1, 2013), including the absorption by Pacific Heights of all salaries, fees and expenses of the officers of the Fund, including the Fund’s Chief Compliance Officer. The Board considered that the growth of the Permanent Portfolio may have helped the other Portfolios achieve economies of scale by spreading the overall cost structure of Fund-level expenses over a larger asset base.

The Board also considered the costs of the service provided and the profitability of the Contract to Pacific Heights. The Board reviewed material prepared by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2011 and the year ended December 31, 2010 to that of certain publicly-traded investment advisers and considered Pacific Heights’ methodology for determining this data. The Board recognized that Pacific Heights should be entitled to earn a reasonable level of profit for services it provides to the Fund’s Portfolios.

Based on the foregoing, the Board considered the following factors and reached the following conclusions:

a) The nature, quality and extent of the investment advisory, administrative and other services to be provided to the Fund by Pacific Heights. Conclusion: the services would be comparable to those previously provided, and Mr. Cuggino, by virtue of his experience with the Portfolios for over twenty one years, was qualified to provide such services, and the personnel at Pacific Heights provide sufficient support for Mr. Cuggino in performing such duties.

Continued on following page.	27

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

b) The operating expenses and expense ratios of the Portfolios compared to their Peer Groups. Conclusion: the operating expenses and expense ratios of the Portfolios were comparable to their Peer Groups and fair and reasonable.

c) The performance of the Portfolios compared to their Peer Groups and relevant market indices. Conclusion: the Permanent Portfolio’s performance was satisfactory with three-, five- and ten-year performance exceeding the performance of its Peer Group and its relevant market index; the performance results of the Short Term Treasury Portfolio and the Versatile Bond Portfolio were satisfactory taking into account the constraints imposed by the fundamental investment policies to which the Portfolios are subject; and the Aggressive Growth Portfolio’s performance was satisfactory with the one- and ten-year performance exceeding the performance of its Peer Group and relevant market index, while lagging in other periods.

d) Pacific Heights’ financial condition. Conclusion: Pacific Heights has the financial ability to fulfill its commitment to the Fund under the Contract.

e) The extent to which economies of scale might be realized as each Portfolio grows and whether fee levels reflect any such potential economies of scale. Conclusion: the Permanent Portfolio has achieved economies of scale that benefit shareholders, given that the Permanent Portfolio has exceeded the final breakpoint in its Advisory Fee under the Contract, is currently at the third breakpoint in its Advisory Fee under the Waiver Agreement, and additional breakpoints under the Waiver Agreement may be considered as its assets continue to increase. The other Portfolios have benefited from economies of scale by virtue of the growth in assets in the Permanent Portfolio.

f) The profitability of the Contract to Pacific Heights. Conclusion: the profitability of the Contract to Pacific Heights was fair and reasonable and sufficient for the financial stability of Pacific Heights.

g) Advisory Fee payable by each Portfolio. Conclusion: the Advisory Fee payable by each of the Portfolios was fair and reasonable.

In their deliberations, the Board members did not identify any particular information that was all important or controlling. Based on the foregoing, the Board, including its Independent Directors, unanimously approved the continuance of the Contract.

4.	PURCHASES AND SALES OF SECURITIES

The following is a summary of purchases and sales of securities other than short-term securities for the year ended January 31, 2012:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Purchases	$5,562,461,066	$—	$8,525,515	$5,502,660
Sales	820,668,371	—	8,755,298	4,088,879

The Fund’s Permanent Portfolio also purchased $599,184,347 and $153,109,804 of gold and silver, respectively, and sold $25,891,399 of silver during the year ended January 31, 2012.

The Fund’s Short-Term Treasury Portfolio only invested in short-term securities having maturities of one year or less during the year ended January 31, 2012. Purchases and sales of portfolio securities were $78,065,957 and $78,872,109, respectively, during the year then ended.

28	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of each Portfolio’s capital stock exclusive of amounts allocated to undistributed net investment income (loss) were as follows for the years ended.

	Permanent Portfolio
	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	196,783,988	$9,370,881,477	134,191,237	$5,605,196,309
Distributions reinvested	3,980,314	189,423,160	1,264,842	55,943,965

	200,764,302	9,560,304,637	135,456,079	5,661,140,274

Shares redeemed	(87,754,151)	(4,143,763,768)	(37,278,134)	(1,541,374,621)

Net increase	113,010,151	$5,416,540,869	98,177,945	$4,119,765,653

	Short-Term Treasury Portfolio
	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	197,201	$13,130,432	227,306	$15,324,060
Distributions reinvested	—	—	4,402	294,415

	197,201	13,130,432	231,708	15,618,475

Shares redeemed	(215,248)	(14,341,945)	(378,370)	(25,510,651)

Net decrease	(18,047)	$(1,211,513)	(146,662)	$(9,892,176)

	Versatile Bond Portfolio
	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	84,616	$4,976,225	107,720	$6,303,350
Distributions reinvested	547	32,080	5,464	321,492

	85,163	5,008,305	113,184	6,624,842

Shares redeemed	(98,283)	(5,783,467)	(187,824)	(10,980,116)

Net decrease	(13,120)	$(775,162)	(74,640)	$(4,355,274)

	Aggressive Growth Portfolio
	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	167,724	$8,128,134	144,725	$6,434,477
Distributions reinvested	33,752	1,414,565	11,479	528,492

	201,476	9,542,699	156,204	6,962,969

Shares redeemed	(148,433)	(7,091,643)	(153,341)	(6,540,882)

Net increase	53,043	$2,451,056	2,863	$422,087

Continued on following page.	29

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2012

6.	NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

The following is a summary of net unrealized appreciation (depreciation) of investments as of January 31, 2012 for federal income tax purposes:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$1,093,901,730	$176	$25,866	$9,029,737
Investments other than securities	1,542,176,450	—	—	—

	2,636,078,180	176	25,866	9,029,737
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(260,774,757)	(5,129)	(811)	(719,824)

	(260,774,757)	(5,129)	(811)	(719,824)

Net unrealized appreciation (depreciation) of investments	$2,375,303,423	$(4,953)	$25,055	$8,309,913

7.	SUBSEQUENT EVENTS

As more fully described in Note 3, on March 9, 2012, the Waiver Agreement was amended such that Pacific Heights has agreed to continue the current waiver of portions of its Advisory Fee allocable to the Permanent Portfolio such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion, and then adds an additional breakpoint such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6000% of the Portfolio’s average daily net assets in excess of $25 billion. Per the amended Waiver Agreement, all other terms and conditions in the Waiver Agreement remain unchanged.

On March 9, 2012, the Board of Directors approved, subject to shareholder approval, proposals to change the investment objective and certain investment policies and limitations of the Versatile Bond Portfolio. Such proposals will be become effective only upon shareholder approval. The Fund expects to soon file a preliminary proxy statement with the Securities and Exchange Commission relating to these matters.

30

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO

Financial highlights for the Permanent Portfolio

For each share of capital stock outstanding throughout each year:

	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2010	Year ended January 31, 2009	Year ended January 31, 2008
Net asset value, beginning of year	$45.50	$38.06	$31.57	$36.99	$32.89

Income (loss) from investment operations:
Net investment income (1)(2)	.24	.35	.37	.45	.46
Net realized and unrealized gain (loss) on investments and foreign currencies (3)	3.67	7.41	6.40	(5.58)	3.98

Total income (loss) from investment operations	3.91	7.76	6.77	(5.13)	4.44

Less distributions from:
Net investment income	(.42)	(.29)	(.28)	(.25)	(.16)
Net realized gain on investments	(.30)	(.03)	—	(.04)	(.18)

Total distributions	(.72)	(.32)	(.28)	(.29)	(.34)

Net asset value, end of year	$48.69	$45.50	$38.06	$31.57	$36.99

Total return (4)	8.63%	20.41%	21.43%	(13.82)%	13.53%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$16,784,635	$10,542,812	$5,083,251	$3,223,017	$1,747,058

Portfolio turnover rate.	8.87%	9.11%	12.78%	37.00%	37.46%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.71%	.77%	.82%	.84%	.95%
Before Advisory Fee waiver	.76%	.78%	.82%	.84%	.95%
Ratio of net investment income to average net assets (2):
After Advisory Fee waiver	.49%	.82%	1.03%	1.31%	1.31%
Before Advisory Fee waiver	.44%	.81%	1.03%	1.31%	1.31%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

The recording as other income of the receipt of disgorged funds had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.01 and .03%, respectively, during the year ended January 31, 2008. Without this other income, the net investment income per share would have been $.45 during the year then ended.

(3)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

32	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE SHORT-TERM TREASURY PORTFOLIO

Financial highlights for the Short-Term Treasury Portfolio

For each share of capital stock outstanding throughout each year:

	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2010	Year ended January 31, 2009	Year ended January 31, 2008
Net asset value, beginning of year	$66.81	$67.75	$68.44	$69.02	$68.82

Income (loss) from investment operations:
Net investment income (loss) (1)	(.40)	(.39)	(.26)	.55	2.50
Net realized and unrealized gain (loss) on investments (2)	—	.01	(.05)	.05	.24

Total income (loss) from investment operations	(.40)	(.38)	(.31)	.60	2.74

Less distributions from:
Net investment income	—	(.56)	(.38)	(1.18)	(2.54)

Total distributions	—	(.56)	(.38)	(1.18)	(2.54)

Net asset value, end of year	$66.41	$66.81	$67.75	$68.44	$69.02

Total return (3)	(.60)%	(.58)%	(.44)%	.87%	4.00%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$32,978	$34,383	$44,806	$84,347	$47,713

Portfolio turnover rate (4)	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.69%	.73%	.71%	.74%	.88%
Before Advisory Fee waiver	1.19%	1.23%	1.21%	1.24%	1.38%
Ratio of net investment income (loss) to average net assets:
After Advisory Fee waiver	(.59)%	(.58)%	(.37)%	.80%	3.63%
Before Advisory Fee waiver	(1.09)%	(1.08)%	(.87)%	.30%	3.13%

(1)	Net investment income (loss) is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.
(4)	Portfolio turnover rate is not applicable since the Portfolio only invested in securities with maturities of one year or less.

See accompanying notes.	33

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE VERSATILE BOND PORTFOLIO

Financial highlights for the Versatile Bond Portfolio

For each share of capital stock outstanding throughout each year:

	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2010	Year ended January 31, 2009	Year ended January 31, 2008
Net asset value, beginning of year	$59.15	$60.40	$59.39	$60.02	$58.89

Income from investment operations:
Net investment income (1)	.15	.76	1.20	1.69	2.36
Net realized and unrealized gain (loss) on investments (2)	.03	(.52)	.69	(.53)	.49

Total income from investment operations	.18	.24	1.89	1.16	2.85

Less distributions from:
Net investment income	(.18)	(1.49)	(.88)	(1.79)	(1.72)

Total distributions	(.18)	(1.49)	(.88)	(1.79)	(1.72)

Net asset value, end of year	$59.15	$59.15	$60.40	$59.39	$60.02

Total return (3)	.31%	.40%	3.18%	1.98%	4.87%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$12,523	$13,300	$18,087	$13,827	$11,152

Portfolio turnover rate	71.55%	57.05%	61.18%	88.01%	74.72%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.81%	.83%	.88%	.89%	1.02%
Before Advisory Fee waiver	1.19%	1.20%	1.26%	1.26%	1.39%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.25%	1.26%	1.98%	2.84%	3.96%
Before Advisory Fee waiver	(.13)%	.89%	1.60%	2.47%	3.59%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

34	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE AGGRESSIVE GROWTH PORTFOLIO

Financial highlights for the Aggressive Growth Portfolio

For each share of capital stock outstanding throughout each year:

	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2010	Year ended January 31, 2009	Year ended January 31, 2008
Net asset value, beginning of year	$49.14	$39.80	$29.53	$74.31	$86.09

Income (loss) from investment operations:
Net investment income (loss) (1)	.24	.11	.08	.03	(.08)
Net realized and unrealized gain (loss) on investments (2)	(1.75)	10.45	10.19	(29.76)	(2.83)

Total income (loss) from investment operations	(1.51)	10.56	10.27	(29.73)	(2.91)

Less distributions from:
Net investment income.	(.32)	(.11)	—	(.09)	—
Net realized gain on investments	(2.63)	(1.11)	—	(11.54)	(8.87)
Distribution in excess	—	—	—	(.23)	—
Return of capital	—	—	—	(3.19)	—

Total distributions	(2.95)	(1.22)	—	(15.05)	(8.87)

Net asset value, end of year	$44.68	$49.14	$39.80	$29.53	$74.31

Total return (3)	(2.68)%	26.73%	34.78%	(39.97)%	(4.14)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$23,195	$22,905	$18,436	$13,986	$25,878

Portfolio turnover rate.	17.13%	15.51%	4.92%	3.44%	9.16%
Ratio of expenses to average net assets	1.19%	1.22%	1.21%	1.20%	1.39%
Ratio of net investment income (loss) to average net assets	.52%	.25%	.23%	.07%	(.10)%

(1)	Net investment income (loss) is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes.	35

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE PERMANENT PORTFOLIO Ten Years Ended January 31, 2012 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest and dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

36	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE SHORT-TERM TREASURY PORTFOLIO Ten Years Ended January 31, 2012 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	37

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE VERSATILE BOND PORTFOLIO Ten Years Ended January 31, 2012 (Unaudited)

*

The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index. They are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index. Returns shown for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

38	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. THE AGGRESSIVE GROWTH PORTFOLIO Ten Years Ended January 31, 2012 (Unaudited)

*

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	39

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2012 (Unaudited)

The graphs on pages 36 through 39 compare the initial account values and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, assuming a hypothetical $10,000 investment in each Portfolio at the beginning of the first fiscal year and reinvestment of all dividends and distributions, without the deduction of taxes, to a $10,000 investment over the same years in comparable broad-based securities market indices. The tables below show each of the Fund’s Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Returns for the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio reflect fee waivers in effect. In the absence of such fee waivers, total return would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data shown below for each of the Fund’s Portfolios represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown below, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Fund’s Portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in the Fund’s Portfolios.

	Average Annual Total Returns Through January 31, 2012
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Permanent Portfolio (Since 12/1/82) (1)(2)
Return before taxes	8.63%	16.67%	9.22%	11.45%	9.00%	6.98%
Return after taxes on distributions	8.34%	16.43%	8.97%	11.12%	8.41%	6.44%
Return after taxes on distributions and sale of Portfolio shares	5.88%	14.38%	7.90%	10.09%	7.73%	6.03%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.07%	.12%	1.28%	1.84%	2.87%	4.57%
Standard & Poor’s 500 Composite Stock Index (4)(6)	4.22%	19.24%	.33%	3.52%	5.33%	10.81%

Short-Term Treasury Portfolio (Since 5/26/87) (2)(3)
Return before taxes	-.60%	-.54%	.64%	1.10%	2.01%	3.10%
Return after taxes on distributions	-.60%	-.70%	.17%	.70%	1.24%	2.38%
Return after taxes on distributions and sale of Portfolio shares	-.39%	-.55%	.27%	.73%	1.26%	2.27%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.07%	.12%	1.28%	1.84%	2.87%	3.96%

Versatile Bond Portfolio (Since 9/27/91) (2)(3)
Return before taxes	.31%	1.29%	2.13%	2.10%	3.05%	3.46%
Return after taxes on distributions	.20%	.79%	1.42%	1.33%	2.02%	2.48%
Return after taxes on distributions and sale of Portfolio shares	.20%	.81%	1.41%	1.36%	1.99%	2.40%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (4)(7)	1.77%	3.02%	4.02%	3.81%	4.95%	5.42%
Citigroup A 1-3 Year Corporate Bond Index (4)(8)	2.39%	5.93%	4.39%	4.21%	5.18%	5.64%

Aggressive Growth Portfolio (Since 1/2/90) (2)
Return before taxes	-2.68%	18.46%	-.88%	4.28%	7.38%	9.58%
Return after taxes on distributions	-3.64%	17.92%	-2.25%	2.95%	6.26%	8.67%
Return after taxes on distributions and sale of Portfolio shares	-.58%	16.00%	-1.00%	3.50%	6.35%	8.56%
Dow Jones Industrial Average (4)(9)	9.12%	19.80%	2.80%	5.03%	6.54%	9.68%
Standard & Poor’s 500 Composite Stock Index (4)(6)	4.22%	19.24%	.33%	3.52%	5.33%	8.32%

40	See following page for footnote explanations.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2012 (Unaudited)

(1)	Returns reflect other income recorded during the year ended January 31, 2008 related to the receipt of disgorged funds.

(2)	Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

(3)

The thirty-day SEC standardized yield on the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio for the thirty days ended January 31, 2012, calculated for each Portfolio by dividing the net investment income per share earned during the specified thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, and assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee, was -.47% and .26%, respectively.

(4)	Returns reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

(5)

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index.

(6)

The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio of common stocks. You cannot invest directly in an index.

(7)

The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(8)

The Citigroup A 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(9)

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. You cannot invest directly in an index.

See pages 42-45 for Portfolio specific risks.	41

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS THE PERMANENT PORTFOLIO Year Ended January 31, 2012 (Unaudited)

The Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and short-term, high grade corporate bonds. During the year ended January 31, 2012, the Portfolio achieved a total return of 8.63%, net of expenses to average net assets of .71%, as compared to .07% for the Citigroup 3-Month U.S. Treasury Bill Index and 4.22% for the Standard & Poor’s 500 Composite Stock Index, and as compared to an inflation rate as measured by the change in the Consumer Price Index (“CPI-U”) of 2.93% over the same period. The Portfolio’s return during the year then ended was largely due to appreciation in its gold and silver holdings, Swiss franc assets and real estate stocks, being only partially offset by lower returns in natural resource and aggressive growth stocks and dollar assets. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Stock Index return nor the change in CPI-U reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver, U.S. and foreign real estate and natural resource company stocks and aggressive growth stocks.

The following pie chart shows the Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of January 31, 2012.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

42

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS THE SHORT-TERM TREASURY PORTFOLIO Year Ended January 31, 2012 (Unaudited)

The Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests its assets in debt obligations of the U.S. Treasury, at least 80% of which are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months, with the balance being invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Portfolio’s dollar-weighted average length to maturity ordinarily will not exceed ninety days. During the year ended January 31, 2012, the Portfolio achieved a total return of -.60%, net of expenses to average net assets of .69%, as compared to .07% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the year then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Short-Term Treasury Portfolio’s investment holdings by days to maturity, as a percentage of total net assets as of January 31, 2012.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

43

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS THE VERSATILE BOND PORTFOLIO Year Ended January 31, 2012 (Unaudited)

The Versatile Bond Portfolio’s investment objective is to achieve high current income, while limiting risk to principal. The Portfolio invests at least 80% of its assets in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. During the year ended January 31, 2012, the Portfolio achieved a total return of .31%, net of expenses to average net assets of .81%, as compared to 1.77% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and 2.39% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s shorter average maturity than the average maturity of the Citigroup Corporate Bond Indices, thereby resulting in lower investment returns than would have been available on longer-term corporate bonds, and the Portfolio’s expenses during the period. Neither the Citigroup AAA/AA 1-3 Year Corporate Bond Index nor the Citigroup A 1-3 Year Corporate Bond Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of total net assets as of January 31, 2012.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

44

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS THE AGGRESSIVE GROWTH PORTFOLIO Year Ended January 31, 2012 (Unaudited)

The Aggressive Growth Portfolio’s investment objective is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of its shares. The Portfolio is fully invested at all times in a diversified portfolio of domestic stocks and stock warrants selected for high profit potential. During the year ended January 31, 2012, the Portfolio achieved a total return of -2.68%, net of expenses to average net assets of 1.19%, as compared to 9.12% for the Dow Jones Industrial Average and 4.22% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Aggressive Growth Portfolio’s stock market investments will fluctuate, sometimes rapidly and unexpectedly. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio also invests in smaller and medium capitalization companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows the Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of January 31, 2012.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2012 (Unaudited)

Expense Examples

As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including the $35 one-time account start-up fee; and (2) ongoing costs, including management fees and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at July 31, 2011 and held for the entire six months ended January 31, 2012.

Actual Expenses

The first line of each of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended January 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended January 31, 2012” to estimate the expenses you paid on your account during the six months ended January 31, 2012.

Hypothetical Example for Comparison Purposes

The second line of each of the tables on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended January 31, 2012. You may use this information to compare the ongoing costs of investing in the Fund’s Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $35 one-time account start-up fee. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs, including the $35 one-time account start-up fee, were included, your costs would have been higher.

46	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2012 (Unaudited)

	Beginning Account Value July 31, 2011	Ending Account Value January 31, 2012	Expenses Paid* During Six Months Ended January 31, 2012
PERMANENT PORTFOLIO
Actual	$1,000.00	$996.30	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57

SHORT-TERM TREASURY PORTFOLIO
Actual	1,000.00	997.00	3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.73	3.52

VERSATILE BOND PORTFOLIO
Actual	1,000.00	999.00	4.13
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18

AGGRESSIVE GROWTH PORTFOLIO
Actual	1,000.00	981.20	5.74
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

*

Expenses are equal to the Permanent Portfolio’s annualized expense ratio of .70%, the Short-Term Treasury Portfolio’s annualized expense ratio of .69%, the Versatile Bond Portfolio’s annualized expense ratio of .82% and the Aggressive Growth Portfolio’s annualized expense ratio of 1.15%, respectively, multiplied by the applicable Portfolio’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended January 31, 2012).

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. OTHER INFORMATION (Unaudited)

Proxy Voting

The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2011 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.

Quarterly Holdings

Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. DIRECTORS AND OFFICERS (Unaudited)

All of the Fund’s directors and officers may be reached c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No director or officer has any family relationship with another and each of the Fund’s directors will hold office until the Fund’s next meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The principal occupation(s) of the Fund’s directors and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s directors and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

DAVID P. BERGLAND

Director	age 76

Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER

Director	age 59

Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE

Director	age 72

President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

MICHAEL J. CUGGINO*

Chairman, President, Secretary & Director	age 49

A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS

Treasurer	age 57

Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 to 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND

Chief Compliance Officer	age 57

Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act. Mr. Cuggino is deemed an interested person because of his association with the Fund’s investment adviser.

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INVESTMENT ADVISER

Pacific Heights Asset Management, LLC

600 Montgomery Street

San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201

(for overnight delivery services,

615 East Michigan Street

Milwaukee, Wisconsin 53202)

(800) 341-8900

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

SHAREHOLDER SERVICES OFFICE

130 South Brune Street

Bartlett, Texas 76511

(254) 527-3102

(800) 531-5142 Nationwide

www.permanentportfoliofunds.com

Must be preceded or accompanied by a prospectus.

ANNUAL REPORT

January 31, 2012

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